BofA Funds Series Trust

BofA Cash Reserves
BofA Money Market Reserves
(each, a “Fund” and, together, the “Funds”)

Supplement dated February 5, 2013 to the Statement of Additional Information (“SAI”)
for each Fund dated January 1, 2013

This Supplement provides new and additional information that supplements information contained in the SAI for the Funds referenced above. This Supplement should be read in conjunction with the SAI.

Effective immediately, the following is hereby added as a new subsection to the section of the SAI entitled “Disclosure of Portfolio Information”:

Daily Market-Based Net Asset Value Disclosure

On each business day, each of BofA Cash Reserves and BofA Money Market Reserves intends to post its market-based net asset value per share (market-based NAV) of each of its classes of shares for the prior business day (calculated as of the Fund’s close on such prior business day) on the BofA Funds’ website at www.bofacapital.com.  This market-based NAV may also be disclosed otherwise.

The market-based NAV will be provided for informational purposes only.  It will not change the way the Funds are managed, nor will it change the Funds’ objective to seek to maintain a stable $1.00 NAV.   For purposes of transactions in the shares of each Fund, the price you pay or receive when you buy, sell or exchange shares continues to be a Fund’s next determined NAV per share for a given share class, using the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the Investment Company Act of 1940.  Please see “Buying, Selling and Exchanging Shares — Share Price Determination” in the Funds’ prospectuses and “PURCHASE, REDEMPTION AND PRICING OF SHARES — Offering Price” in the SAI for further information on the pricing of the Funds’ shares.

Shareholders should retain this Supplement for future reference

SUP-SAI-47/294304-0213